Exhibit 99.5

$ per share
$3.00
$2.00
$1.00
$0.00
-$1.00
-$2.00
$1.33
-$1.14
$1.70
-$1.02
$1.80
$0.70
$2.23-$2.27
$1.50-$1.75
+4-9%
+10-30%
1999
2000
2001
2002F
2003F
Earnings per Share
Free Cash per Share
FASB 142

MONSANTO

4

Earnings per Share and Free Cash per Share Continue to Grow

$ per share

1999

FASB 142
0

Earnings Per Share
1.33
0

Free Cash Per Share
0
-1.14

2000

FASB 142
0

Earnings Per Share
1.7
0

Free Cash Per Share
0
-1.02

2001

FASB 142
0

Earnings Per Share
1.8
0

Free Cash Per Share
0
0.7

2002F

FASB 142
0.36

Earnings Per Share
1.91
0

Free Cash Per Share
0
1.75

2003F

FASB 142
0

Earnings Per Share
+4–9%

Free Cash Per Share
+10–30%